                    AMERICAN CONSOLIDATED LABORATORIES, INC.

                    SECURED CONVERTIBLE TERM PROMISSORY NOTE
                 (AS AMENDED AND RESTATED AS OF JUNE 15, 1995)


$800,000                                                       DECEMBER 15, 1994


                 FOR VALUE RECEIVED, AMERICAN CONSOLIDATED LABORATORIES, INC., a Florida corporation (the "Borrower") hereby promises to pay to the order of TULLIS-DICKERSON CAPITAL FOCUS, L.P., a Delaware limited partnership (the "Lender"), at its principal place of business and chief executive office located at One Greenwich Plaza, Greenwich, Connecticut, on the first to occur of:

                 (a) September 30, 1997;

                 (b) demand by the holder following a Default (as such term is defined in the 1994 Security Agreement referred to below);

                 (c) funding of any equity or debt financing of, or borrowing by, the Borrower, other than (i) a working capital debt or equity financing, when aggregated with any prior working capital financings not provided by the Lender, not in excess of $500,000, or (ii) any equity or debt financing in connection with an acquisition for a consideration, when aggregated with the consideration for any prior acquisitions consummated after June 15, 1995, not exceeding $2,000,000; or

                 (d) the voluntary termination of employment with the Borrower by both of Wayne U. Smith and Grady A. Deal;

(each of the foregoing events being the "New Maturity Date");

the principal sum of EIGHT HUNDRED THOUSAND DOLLARS ($800,000) (or, if less, such amount as shall equal the aggregate unpaid Obligations (as defined in the Term Loan Security Agreement referred to below) of the Borrower), in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal amount of the Obligations, at such office, in like money and funds:

         (i) for the period commencing on the date hereof until and including June 15, 1995 (the "Original Maturity Date") at a rate per annum equal to nine-and-one-quarter percent (9-1/4%); and

         (ii) after the Original Maturity Date and until and including September 30, 1995, at a rate per annum of twelve-and-one-quarter percent (12-1/4%), which rate shall increase by three percent (3%) on each succeeding October 1, January 1, April 1 and July 1 that all or any part of the principal of and accrued interest on this Note remains unpaid, provided, however, that the rate of interest shall not exceed the then applicable legal rate.

                 Interest shall be computed based upon a 360-day year and the actual number of days elapsed. Until the New Maturity Date, accrued interest shall be paid quarterly, in immediately available funds, on the first banking day of each calendar quarter, commencing January 2, 1995. This Note need not be presented for the purpose of any payment of interest.

                 This Note is the Secured Convertible Term Promissory Note referred to in the Term Loan Security Agreement dated as of December 15, 1994 (as the same may be amended or modified from time to time, the "1994 Security Agreement"), of the Borrower and Carolina Contact Lens, Inc. (the "Subsidiary"), in favor of the Lender, and is entitled to the benefits and subject to the terms and conditions thereof. This Note may be sold, assigned, pledged or otherwise transferred by the holder without restriction, subject to applicable federal and state securities laws.

                 The principal of and all accrued interest on this Note may be prepaid at any time or from time to time by the Borrower without penalty or premium, provided that (a) the Borrower gives the holder not less than twenty
(20) days prior written notice of its intent to effect such prepayment, and the proposed amount thereof, in accordance with Section 6 below, or (b) the holder waives such notice in writing.


         CONVERSION OF NOTE AT ELECTION OF HOLDER. The holder of this Note shall have the following conversion rights ("Conversion Rights"):

                 1. RIGHT TO CONVERT. The principal of, and any and all accrued interest on this Note shall be convertible, without the payment of any additional consideration by the holder hereof and at the option of the holder hereof, at any time or from time to time after June 15, 1995, at the office of the Borrower, into such number of fully paid and nonassessable shares of common stock of the Borrower ("Common Stock") as is determined by dividing the aggregate amount of unpaid principal and/or accrued interest proposed to be converted, by the applicable Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion without the payment of any additional consideration by the holder thereof (the "Conversion Price") shall initially be Two Dollar and Thirty-Eight Cents ($2.38) per share of Common Stock, and upon the New Maturity Date shall be Fifty Cents ($0.50) per share of Common Stock. Such initial and adjusted Conversion Price shall be subject to further adjustment, in order to adjust the number of shares of Common Stock into which the Note is convertible, as hereinafter provided.

                 2. MECHANICS OF CONVERSION. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the holder would otherwise be entitled, the Borrower shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Before any holder of this Note shall be entitled to convert the same into full shares of Common Stock,





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         he shall surrender this Note, duly endorsed, at the office of the
         Borrower, accompanied by written notice to the Borrower that he elects to convert a stated portion of the unpaid principal amount hereof and accrued interest hereon and shall state therein his name or the name or names of his nominees in which he wishes the certificate or certificates for shares of Common Stock to be issued. The Borrower shall, as soon as practicable thereafter, issue and deliver at such office to such holder of the Note, or to his nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date on which such written notice shall have been received by the Borrower and this Note shall have been surrendered as aforesaid, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Concurrently with the delivery of the shares of Common Stock as provided above, the Borrower shall execute and deliver to the holder of this Note a new
         Note in principal amount equal to the unconverted portion of this Note, if any.

                 3.       ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES:

                          (a)  SPECIAL DEFINITIONS.  For purposes of this
         Section 3, the following definitions shall apply:

                                  (i)      "OPTION" shall mean rights, options
                                           or warrants to subscribe for,
                                           purchase or otherwise acquire either
                                           Common Stock or Convertible
                                           Securities.

                                  (ii)     "ORIGINAL MATURITY DATE" shall mean
                                           June 15, 1995.

                                  (iii)    "CONVERTIBLE SECURITIES" shall mean
                                           any evidences of indebtedness,
                                           shares (other than Common Stock) or
                                           other securities (other than this
                                           Note) directly or indirectly
                                           convertible into or exchangeable for
                                           Common Stock.

                                  (iv)     "ADDITIONAL SHARES OF COMMON STOCK"
                                           shall mean all shares of Common
                                           Stock issued (or, pursuant to
                                           Section 3(c), deemed to be issued)
                                           by the Borrower after the Original
                                           Maturity Date, other than shares of
                                           Common Stock issued or issuable:

                                        a.      upon conversion of this Note;

                                        b.      to officers or employees of, or
                                                consultants to, the Borrower
                                                with the approval of the
                                                Board of Directors of the
                                                Borrower, pursuant to any
                                                stock option or purchase plan
                                                or other employee stock





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                                                  incentive program (x)
                                                  approved by the Board of
                                                  Directors of the Borrower
                                                  prior to the Original
                                                  Maturity Date, or (y) if
                                                  approved by the Board of
                                                  Directors of the Borrower
                                                  subsequent to the Original
                                                  Maturity Date, either
                                                  consented to in writing by
                                                  the holder of this Note, or
                                                  approved by the vote or
                                                  written consent of 75% of all
                                                  outstanding shares of Common
                                                  Stock of the Borrower; or

                                        c.        by way of dividend or other
                                                  distribution on shares of
                                                  Common Stock excluded from
                                                  the definition of Additional
                                                  Shares of Common Stock by the
                                                  foregoing clauses (a) and (b)
                                                  or this clause (c) or on
                                                  shares of Common Stock so
                                                  excluded.

                          (b) NO ADJUSTMENT OF CONVERSION PRICE. No adjustment in the number of shares of Common Stock into which this Note is convertible shall be made, by adjustment in the Conversion Price of this Note, in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Borrower is less than the Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Share.

                          (c)     ISSUE OF SECURITIES DEEMED ISSUE OF
                                  ADDITIONAL SHARES OF COMMON STOCK.

                                  (i)      OPTIONS AND CONVERTIBLE SECURITIES.
                                           In the event the Borrower at any
                                           time or from time to time after the
                                           Original Maturity Date shall issue
                                           any Options or Convertible
                                           Securities or shall fix a record
                                           date for the determination of
                                           holders of any class of securities
                                           entitled to receive any such Options
                                           or Convertible Securities, then the
                                           maximum number of shares (as set
                                           forth in the instrument relating
                                           thereto without regard to any
                                           provisions contained therein for a
                                           subsequent adjustment of such
                                           number) of Common Stock issuable
                                           upon the exercise of such Options
                                           or, in the case of Convertible
                                           Securities and Options therefor, the
                                           conversion or exchange of such
                                           Convertible Securities, shall be
                                           deemed to be Additional Shares of
                                           Common Stock issued as of the time
                                           of such issue or, in case such a
                                           record date shall have been fixed,
                                           as of the close of business on such
                                           record date, provided that
                                           Additional Shares of Common Stock
                                           shall not be





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                                        deemed to have been issued unless the
                                        consideration per share (determined
                                        pursuant to Section 3(e) hereof), of
                                        such Additional Shares of Common
                                        Stock would be less than the
                                        applicable Conversion Price in
                                        effect on the date of and
                                        immediately prior to such issue, or
                                        such record date, as the case may
                                        be, and provided further that in any
                                        such case in which Additional Shares
                                        of Common Stock are deemed to be
                                        issued:

                                        a.        no further adjustment in the
                                                  applicable Conversion Price
                                                  shall be made upon the
                                                  subsequent issue of
                                                  Convertible Securities or
                                                  shares of Common Stock upon
                                                  the exercise of such Options
                                                  or conversion or exchange of
                                                  such Convertible Securities;

                                        b.        if such Options or Convertible
                                                  Securities by their terms
                                                  provide, with the passage of
                                                  time or otherwise, for any
                                                  increase in the consideration
                                                  payable to the Borrower, or
                                                  decrease in the number of
                                                  shares of Common Stock
                                                  issuable, upon the exercise,
                                                  conversion or exchange
                                                  thereof, the applicable
                                                  Conversion Price computed
                                                  upon the original issue
                                                  thereof (or upon the
                                                  occurrence of a record date
                                                  with respect thereto), and
                                                  any subsequent adjustments
                                                  based thereon, shall, upon
                                                  any such increase or decrease
                                                  becoming effective, be
                                                  recomputed to reflect such
                                                  increase or decrease insofar
                                                  as it affects such Options or
                                                  the rights of conversion or
                                                  exchange under such
                                                  Convertible Securities;

                                        c.        upon the expiration of any
                                                  such Options or any rights of
                                                  conversion or exchange under
                                                  such Convertible Securities
                                                  which shall not have been
                                                  exercised, the applicable
                                                  Conversion Price computed
                                                  upon the original issue
                                                  thereof (or upon the
                                                  occurrence of a record date
                                                  with respect thereto), and
                                                  any subsequent adjustments
                                                  based thereon, shall, upon
                                                  such expiration, be
                                                  recomputed as if:

                                                  (1)  in the case of
                                                       Convertible Securities
                                                       or Options for Common
                                                       Stock the only
                                                       Additional Shares of
                                                       Common Stock issued were
                                                       the shares of Common
                                                       Stock, if any, actually
                                                       issued upon the





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

                                                  exercise of such Options or
                                                  the conversion or exchange of
                                                  such Convertible Securities
                                                  and the consideration
                                                  received therefor was the
                                                  consideration actually
                                                  received by the Borrower for
                                                  the issue of all such
                                                  Options, whether or not
                                                  exercised, plus the
                                                  consideration actually
                                                  received by the Borrower upon
                                                  such exercise, or for the
                                                  issue of all such Convertible
                                                  Securities which were
                                                  actually converted or
                                                  exchanged, plus the
                                                  additional consideration, if
                                                  any actually received by the
                                                  Borrower upon such conversion
                                                  or exchange, and

                                        (2)       in the case of Options for
                                                  Convertible Securities only
                                                  the Convertible Securities,
                                                  if any, actually issued upon
                                                  the exercise thereof were
                                                  issued at the time of issue
                                                  of such Options, and the
                                                  consideration received by the
                                                  Borrower for the Additional
                                                  Shares of Common Stock deemed
                                                  to have been then issued was
                                                  the consideration actually
                                                  received by the Borrower for
                                                  the issue of all such
                                                  Options, whether or not
                                                  exercised, plus the
                                                  consideration deemed to have
                                                  been received by the Borrower
                                                  (determined pursuant to
                                                  Section 3(e) hereof) upon the
                                                  issue of the Convertible
                                                  Securities with respect to
                                                  which such Options were
                                                  actually exercised;

                                d.     no readjustment pursuant to
                                       clause (b) or (c) above shall have the
                                       effect of increasing the Conversion
                                       Price to an amount which exceeds the
                                       lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                                e.     in the case of any Options
                                       which expire by their terms not more
                                       than 30 days after the date of issue
                                       thereof, no adjustment of the Conversion
                                       Price shall be made until the expiration or





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                                       exercise of all such Options, whereupon
                                       such adjustment shall be made in the
                                       same manner provided in clause (c)
                                       above; and

                               f.      if such record date shall have
                                       been fixed and such Options or
                                       convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 3(c) as of the actual date of their issuance.

                        (ii)   STOCK DIVIDENDS, STOCK DISTRIBUTIONS
                               AND SUBDIVISIONS. In the event the Borrower at any time or from time to time after the Original Maturity Date shall declare or pay any dividend or made any other distribution on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                               a.      in the case of any such dividend or
                                       distribution, immediately after the
                                       close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                               b. in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

                               If such record date shall have been fixed and
                             such dividend shall not have been fully paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 3(c) as of the time of actual payment of such dividend.





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

                          (d) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK.

                                  In the event the Borrower shall issue
                          Additional Shares of Common Stock (including
                          Additional Shares of Common Stock deemed to be issued pursuant to Section 3(c), but excluding Additional Shares of Common Stock issued pursuant to Section 3(c)(2), which event is dealt with in Section 3(f) hereof) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue in order to increase the number of shares of Common Stock into which this Note is convertible, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction (x) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock issuable upon conversion of this Note or any outstanding Convertible Securities), plus (2) the number of shares of Common Stock which the aggregate consideration received by the Borrower for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and (y) the denominator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock issuable upon conversion of this Note or any outstanding Convertible Securities), plus (2) the number of such Additional Shares of Common Stock so issued, provided that the Conversion Price shall not be so reduced at such time if the amount of such reduction would be an amount less than $0.01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or more.

                          (e)     DETERMINATION OF CONSIDERATION.   For
                                  purposes of this Section 3, the consideration received by the Borrower for the issue of any Additional Shares of Common Stock shall be computed as follows:

                                  (i)   CASH AND PROPERTY:  Such consideration
                                        shall:

                                        a.      insofar as it consists of cash,
                                                be computed at the aggregate
                                                amount of cash received by
                                                the Borrower excluding
                                                amounts paid or payable for
                                                accrued interest or accrued
                                                dividends;

                                        b.      insofar as it consists of
                                                property other than cash, be
                                                computed at the fair value
                                                thereof at





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                                                the time of such issue, as
                                                determined in good faith by
                                                the Board of Directors; and

                                        c.      in the event Additional Shares
                                                of Common Stock are issued
                                                together with other shares or
                                                securities or other assets of
                                                the Borrower for
                                                consideration which covers
                                                both, be the proportion of
                                                such consideration so
                                                received, computed as
                                                provided in clauses (a) and
                                                (b) above, as determined in
                                                good faith by the Board of
                                                Directors.

                                  (ii)  OPTIONS AND CONVERTIBLE SECURITIES.
                                        The consideration per share received
                                        by the Borrower for Additional
                                        Shares of Common Stock deemed to
                                        have been issued pursuant to Section
                                        3(c)(1), relating to Options and
                                        Convertible Securities, shall be
                                        determined by dividing

                                  (x)      the total amount, if any, received
                                  or receivable by the Borrower as
                                  consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Borrower upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                                  (y)      the maximum number of shares of
                                  Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                          (f) ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS, SUBDIVISIONS, COMBINATIONS OR CONSOLIDATION OF COMMON STOCK.

                                  (i)      STOCK DIVIDENDS, DISTRIBUTIONS OR
                                           SUBDIVISIONS.  In the event the
                                           Borrower shall issue Additional
                                           Shares of Common Stock pursuant to
                                           Section 3(c)(2) in a stock dividend,
                                           stock distribution or subdivision,
                                           the Conversion Price in effect
                                           immediately prior to such stock
                                           dividend, stock distribution or
                                           subdivision shall, concurrently with
                                           the effectiveness of such stock
                                           dividend, stock distribution or
                                           subdivision, be proportionately
                                           decreased.





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

                                  (ii)     COMBINATIONS OR CONSOLIDATIONS.  In
                                           the event the outstanding shares of
                                           Common Stock shall be combined or
                                           consolidated, by reclassification or
                                           otherwise, into a lesser number of
                                           shares of Common Stock, the
                                           Conversion Price in effect
                                           immediately prior to such
                                           combination or consolidation shall,
                                           concurrently with the effectiveness
                                           of such combination or
                                           consolidation, be proportionately
                                           increased.

                          (g) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Borrower with or into another corporation or the conveyance of all or substantially all of the assets of the Borrower to another corporation, this Note shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Borrower deliverable upon conversion of this Note would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of this Note, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of this Note.

                 4. NO IMPAIRMENT. The Borrower will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Borrower but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all the such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of this Note against impairment.

                 5. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each event requiring adjustment or readjustment of the Conversion Price pursuant to this Section, the Borrower at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the holder of this Note a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Borrower shall, upon the written request at any time of the holder of this Note, furnish or cause to be furnished to such holder a like certificate





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

                          setting forth (i) all such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of this Note.

                 6. NOTICES OF RECORD DATE OR REDEMPTION DATE. In the event (i) the Borrower establishes a record date to determine the holders of any class of securities who are entitled to receive any dividend or other distribution, (ii) the Borrower proposes to redeem or otherwise prepay all or any portion of the principal of or accrued interest on this Note, or (iii) there occurs any capital reorganization of the Borrower, any reclassification or recapitalization of the capital stock of the Borrower, any merger or consolidation of the Borrower, any transfer of all or substantially all of the assets of the Borrower to any other corporation, or any other entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the Borrower, the Borrower shall mail to the holder of this Note at least twenty (20) days prior to the record date or redemption date, as the case may be, specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date and amount of the proposed redemption or prepayment, (c) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (d) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

                 7. COMMON STOCK RESERVED. The Borrower shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect full conversion of this Note.





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


                 This Note constitutes senior debt of the Borrower.

                 The Borrower acknowledges and agrees that the execution, delivery or acceptance of this amended Note shall not be deemed a novation or otherwise constitute the incurrence or creation of new or additional debt of the Borrower. This amended Note is and shall be deemed to evidence the continued indebtedness of the Borrower to the holder of this Note, including herein the amendments to the original note evidencing such indebtedness, which original note is deemed cancelled effective upon execution and delivery of this Note.

                 The Borrower agrees, and the Lender by acceptance of this amended Note and return of the original note shall be deemed to have agreed, to mutually negotiate in good faith, with the purpose of reaching written agreement by September 15, 1995, on the terms, conditions and documentation of loan covenants to be incorporated as part of this Note and/or the 1994 Security Agreement, to (i) succeed those covenants set forth in the Financing Agreement referred to in the 1991 Term Note, as the same may have been modified by agreement subsequent to September 16, 1991, and (ii) supplement those covenants set forth in the 1994 Security Agreement, such terms, conditions and Documentation of such covenants to be reasonably protective of the financial interests of the Lender, taking into consideration the aggregate indebtedness of the Borrower due the Lender and the financial condition and historical results of operations of the Borrower.

                 The Borrower agrees to pay all costs and expenses (including attorneys' fees and disbursements) incurred by the Lender in connection with the preparation, amendment, administration, enforcement, collection or modification of this Note, the 1994 Security Agreement, and the Obligations.

                 The Borrower hereby waives diligence, presentment, demand, protest and notice (except as specifically provided above) of any kind whatsoever. The nonexercise of any holder of this Note of any of such holder's rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.


                 IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer as of the date first written above.

                                  AMERICAN CONSOLIDATED LABORATORIES, INC.



                                  By:
                                      -----------------------------------
                                             Name:  Wayne Upham Smith
                                             Title: Chief Executive
                                                    Officer

                    AMERICAN CONSOLIDATED LABORATORIES, INC.



         AMENDMENT OF SECURED CONVERTIBLE TERM PROMISSORY NOTE, DATED DECEMBER 15, 1994 (AS AMENDED AND RESTATED AS OF JUNE 15, 1995), MADE BY AMERICAN CONSOLIDATED LABORATORIES, INC. (THE "BORROWER") TO THE ORDER OF
TULLIS-DICKERSON CAPITAL FOCUS, L.P. (THE "LENDER"), IN THE ORIGINAL PRINCIPAL AMOUNT OF $800,000 (THE "SECURED CONVERTIBLE TERM NOTE".


                 The undersigned Borrower hereby agrees, in consideration of the past advances made by the Lender to and for the benefit of the Borrower from and after November 8, 1995, that the above-captioned Convertible Term Note is hereby amended, effective as of February 15, 1996, as follows:

                 The second sentence of Section 1 under "Conversion at Election of Holder" is hereby deleted and replaced by the following:

                 "The Conversion Price at which shares of Common Stock shall be deliverable upon conversion without the payment of any additional consideration by the holder hereof (the "Conversion Price") shall initially be One Dollar ($1.00) per share of Common Stock, and upon the New Maturity Date shall be Fifty Cents ($0.50) per share of Common Stock."


                 All other terms and conditions of the Secured Convertible Term Promissory Note remain unchanged.



                                     AMERICAN CONSOLIDATED LABORATORIES, INC.



                                     By:
                                        --------------------------------------
                                             Wayne Upham Smith,
                                             Chairman and Chief Executive
                                             Officer